UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 20, 2011

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2011, Aetna Inc.’s (“Aetna’s”) shareholders approved an amendment to the Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under such Plan.  The amended Aetna Inc. 2010 Stock Incentive Plan, as amended May 20, 2011, is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein in response to this Item 5.02.

Also on May 20, 2011, Aetna’s shareholders approved the Aetna Inc. 2011 Employee Stock Purchase Plan dated as of May 20, 2011 (the “ESPP”).  The ESPP is filed as Exhibit 10.2 to this Current Report and is incorporated by reference herein in response to this Item 5.02.

Item 5.07   Submission of Matters to a Vote of Security Holders.

Aetna’s Annual Meeting of Shareholders was held on May 20, 2011.  Shareholders voted on the matters set forth below.

1. Election of Director nominees.  Each of the nominees listed below was elected as a Director of Aetna until the next Annual Meeting and until their successors are duly elected and qualified based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark T. Bertolini	296,295,161	12,957,349	394,229	20,988,197
Frank M. Clark	275,934,235	33,263,644	448,860	20,988,197
Betsy Z. Cohen	262,845,460	46,385,761	415,518	20,988,197
Molly J. Coye, M.D.	277,724,379	31,510,222	412,138	20,988,197
Roger N. Farah	274,476,315	34,693,553	476,871	20,988,197
Barbara Hackman Franklin	266,875,205	42,336,867	434,667	20,988,197
Jeffrey E. Garten	274,547,439	34,633,637	465,663	20,988,197
Gerald Greenwald	297,033,222	12,139,066	474,451	20,988,197
Ellen M. Hancock	297,191,109	11,996,662	458,968	20,988,197
Richard J. Harrington	307,247,720	1,951,904	447,115	20,988,197
Edward J. Ludwig	303,087,407	6,082,737	476,595	20,988,197
Joseph P. Newhouse	297,659,995	11,533,962	452,782	20,988,197

2. The proposal to approve the appointment of KPMG LLP as the independent registered public accounting firm for Aetna and its subsidiaries for 2011 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
326,818,620	3,495,993	320,323	None

3. The proposal to approve the proposed amendment to the Aetna Inc. 2010 Stock Incentive Plan to increase the number of shares authorized to be issued under the Plan was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
222,644,231	86,374,750	627,758	20,988,197

4. The proposal to approve the proposed Aetna Inc. 2011 Employee Stock Purchase Plan was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
304,436,647	4,708,868	501,224	20,988,197

5. The non-binding advisory vote on executive compensation was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
220,277,161	88,473,047	896,531	20,988,197

6. The non-binding advisory vote on the frequency of the vote on executive compensation was voted on as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
225,770,060	2,299,963	66,870,226	7,897,271	27,797,416

7. A shareholder proposal relating to cumulative voting in the election of Directors was not approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
116,356,098	192,024,575	1,266,066	20,988,197

8. A shareholder proposal requesting that the Board of Directors adopt a policy that the Chairman of Aetna Inc.’s Board of Directors be an independent director who has not previously served as an executive officer of Aetna was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
158,644,375	149,798,952	1,203,412	20,988,197

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are filed as part of this Current Report:

10.1	Amended Aetna Inc. 2010 Stock Incentive Plan, as amended May 20, 2011. *

10.2	Aetna Inc. 2011 Employee Stock Purchase Plan dated as of May 20, 2011. *

* Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: May 23, 2011	By:	/s/ Rajan Parmeswar
Name: Rajan Parmeswar
Title: Vice President, Controller and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit		Filing
Number	Description	Method

10.1	Amended Aetna Inc. 2010 Stock Incentive Plan, as amended May 20, 2011.	Electronic
10.2	Aetna Inc. 2011 Employee Stock Purchase Plan dated as of May 20, 2011.	Electronic